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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  June 20, 2000


                        MINE SAFETY APPLIANCES COMPANY
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            (Exact name of registrant as specified in its charter)


         Pennsylvania                   0-2504              25-0668780
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    (State or other jurisdiction      (Commission          (IRS Employer
         of incorporation)            File Number)       Identification No.)


             121 Gamma Drive
              RIDC Industrial Park
             O'Hara Township
            Pittsburgh, Pennsylvania                          15238
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    (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:  (412) 967-3000
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Item 5.  Other Events.

      The following document is filed as an exhibit to this Report.

      99.1  Press release of Mine Safety Appliances Company dated June 20, 2000.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                MINE SAFETY APPLIANCES COMPANY
                                                        (Registrant)


                                                By    /s/ James E. Herald
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                                                        James E. Herald
                                                   Vice President - Finance

Date: June 20, 2000

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